UNITED STATES
	SECURITIES AND EXCHANGE COMMISSION



	Washington, D.C. 20549
	________________________________________



	FORM 8-K



CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) January 28, 1997


THE MONTANA POWER COMPANY
(Exact name of registrant as specified in its charter)



		Montana		1-4566		      81-0170530
(State or other jurisdiction	(Commission		    (IRS Employer
	of incorporation)	 File Number)		 Identification No.)



40 East Broadway, Butte, Montana 59701
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code (406) 723-5421

Exhibit Index is found on page 4.



ITEM 5.  Other Events.


	Fourth Quarter Net Income

	Net income for the year ended December 31, 1996 was $2.03 per share, compared with 92 cents per share in 1995. Included in 1995 consolidated earnings were charges of 90 cents per share resulting from the adoption of a new accounting standard, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" (SFAS No. 121), the closing of the Colorado coal mine and the outcome of a coal arbitration decision.

	Utility earnings for the year ended 1996 were positively impacted by higher revenues resulting from increased rates, weather 12 percent colder than 1995, three percent overall customer growth and reduced power supply expenses due to the availability of low-cost regional hydroelectric energy. After tax charges of approximately $3,800,000 were recorded in the fourth quarter of 1996 related to permanent employee reductions and the refinancing of preferred stock. These charges will result in future cost savings.

	Non-utility earnings for the year increased primarily due to the closure of the Colorado coal mine, which had sustained operating losses of approximately 18 cents per share in 1995, and growth in earnings from independent power investments throughout this year including a gain on the sale of a portion of an asset in the fourth quarter. Partially offsetting these positives were reduced coal sales to the Colstrip thermal plants due to the availability of low-cost hydroelectric power. Coal volumes also decreased due to the expiration of a coal supply contract with a Midwestern customer at the end of 1995.

	Non-utility fourth quarter 1995 earnings included an 85 cent per share charge related to the accounting standard adoption and the Colorado coal mine closure. Non-utility earnings were positively impacted by growth in independent power earnings. Utility earnings were adversely impacted by the $3,800,000 charge discussed above.

	For comparative purposes, the following table shows the breakdown of consolidated net income per share:

	     Quarter Ended
	December 31,
			  1996  	  1995

	Utility Operations	$  0.45	$  0.56
	Non-utility Operations	   0.35	  (0.61)
		Consolidated	$  0.80	$ (0.05)


	Year Ended
	December 31,
			  1996  	  1995

	Utility Operations	$  1.13	$  1.22
	Non-utility Operations	   0.90	  (0.30)
		Consolidated	$  2.03	$  0.92



ITEM 7.  Exhibits.

99a	Preliminary Consolidated Statements of Income for the Quarters Ended
December 31, 1996 and 1995, and for the Years Ended December 31, 1996 and
1995.

99b	Preliminary Utility Operations Schedule of Revenues and Expenses for the
Quarters Ended December 31, 1996 and 1995, and for the Years Ended
December 31, 1996 and 1995.

99c	Preliminary Non-utility Operations Schedule of Revenues and Expenses for the Quarters Ended December 31, 1996 and 1995, and for the Years Ended
December 31, 1996 and 1995.


	Exhibit Index

Exhibit	Page

99a	Preliminary Consolidated Statements of Income for the
Quarters Ended December 31, 1996 and 1995, and for the
Years Ended December 31, 1996 and 1995. 	5

99b	Preliminary Utility Operations Schedule of Revenues and
Expenses for the Quarters Ended December 31, 1996 and 1995,
and for the Years Ended December 31, 1996 and 1995.	6

99c	Preliminary Non-utility Operations Schedule of Revenues and
Expenses for the Quarters Ended December 31, 1996 and 1995,
and for the Years Ended December 31, 1996 and 1995.	7-8



Exhibit 99a

THE MONTANA POWER COMPANY AND SUBSIDIARIES
PRELIMINARY CONSOLIDATED STATEMENT OF INCOME


	  Quarter Ended   	    Year Ended
	   December 31,   	   December 31,
	  1996  	  1995	  1996	  1995
	         Thousands of Dollars
REVENUES		$292,478	$269,877	$970,875	$953,224

EXPENSES:
  Operations		101,745	111,086	381,456	420,472
  Maintenance		18,371	15,364	65,390	68,286
  Selling, general and
    administrative		36,115	26,367	111,144	101,872
  Taxes other than income taxes		23,342	20,218	87,903	89,858
  Depreciation, depletion and
     amortization		23,606	  20,597	88,744	86,976
  Writedowns of long-lived assets		        	  74,297	        	  74,297
	 203,179	 267,929	 734,637	 841,761

  INCOME FROM OPERATIONS		89,299	   1,948	236,238	111,463

INTEREST EXPENSE AND OTHER INCOME:
  Interest		12,332	  11,021	48,770	43,656
  Other (income) deductions - net		     253	  (4,124)	  (3,893)	 (10,704)
	12,585	6,897	44,877	32,952

INCOME TAXES		  30,158	  (3,833)	  71,975	  21,574

NET INCOME		46,556	   (1,116)	119,386	 56,937
DIVIDENDS ON PREFERRED STOCK		   2,938	   1,807	   8,358	   7,227

NET INCOME AVAILABLE FOR
  COMMON STOCK		$ 43,618	$ (2,923)	$111,028	$ 49,710

AVERAGE NUMBER OF COMMON SHARES
  OUTSTANDING (000)		54,631	  54,528	54,634	  54,121

NET INCOME PER SHARE OF
  COMMON STOCK		$   0.80	$  (0.05)	$   2.03	$   0.92



Exhibit 99b
PRELIMINARY UTILITY OPERATIONS
	  Quarter Ended   	    Year Ended
	   December 31,   	   December 31,
	  1996  	  1995	  1996	  1995
	         Thousands of Dollars

ELECTRIC UTILITY:
REVENUES:
  Revenues		$122,825	$125,597	$427,838	$421,999
  Intersegment revenues		   1,267	   1,376	   5,793	   5,813
	124,092	126,973	433,631	427,812
EXPENSES:
  Power supply		34,758	45,534	134,484	148,240
  Transmission and distribution		6,895	6,304	30,263	26,916
  Selling, general and
    administrative		20,086	10,728	52,091	41,932
  Taxes other than income taxes		11,313	 8,495	46,191	43,302
  Depreciation and amortization		  12,665	  10,628	  48,479	  42,506
	  85,717	  81,689	 311,508	 302,896

  INCOME FROM ELECTRIC OPERATIONS		38,375	  45,284	122,123	124,916

NATURAL GAS UTILITY:

REVENUES:
  Revenues (other than gas supply
    cost revenues)		37,369	31,759	107,782	93,453
  Gas supply cost revenues		5,277	6,354	20,746	21,660
  Intersegment revenues		     186	     194	     649	     852
	42,832	38,307	129,177	115,965
EXPENSES:
  Gas supply costs		5,277	6,354	20,746	21,660
  Other production, gathering and
    exploration		2,414	2,504	9,335	9,643
  Transmission and distribution		2,800	2,751	11,711	10,934
  Selling, general and
    administrative		6,190	4,126	18,684	17,161
  Taxes other than income taxes		4,343	3,943	15,722	14,841
  Depreciation, depletion and
    amortization		   3,154	   2,700	  12,149	  10,793
	  24,178	  22,378	  88,347	  85,032

  INCOME FROM GAS
    OPERATIONS		18,654	 15,929	40,830	30,933

INTEREST EXPENSE AND OTHER INCOME:
  Interest		11,572	  10,955	46,663	44,031
  Other (income) deductions - net		   1,200	  (1,187)	   (402)	  (5,419)
	  12,772	   9,768	  46,261	  38,612

INCOME BEFORE INCOME TAXES		44,257	51,445	116,692	117,237

INCOME TAXES		  16,727	  19,241	  46,687	  44,047

UTILITY NET INCOME		$ 27,530	$ 32,204	$ 70,005	$ 73,190


Exhibit 99c

PRELIMINARY NON-UTILITY OPERATIONS

	  Quarter Ended   	    Year Ended
	   December 31,   	   December 31,
	  1996  	  1995	  1996	  1995
	         Thousands of Dollars
COAL:
REVENUES:
  Revenues		$ 50,251	$ 50,240	$163,901	$207,451
  Intersegment revenues		   9,499	  10,644	  31,448	  25,659
	59,750	60,884	195,349	233,110
EXPENSES:
  Operations and maintenance		33,176	34,834	115,859	155,149
  Selling, general and
    administrative		5,207	6,904	21,373	28,211
  Taxes other than income taxes		6,588	7,000	20,883	27,210
  Depreciation, depletion and
    amortization		1,739	1,868	5,653	11,187
  Writedowns of long-lived assets		        	  55,103	        	  55,103
	  46,710	 105,709	 163,768	 276,860

  INCOME (LOSS) FROM COAL OPERATIONS		13,040	 (44,825)	31,581	 (43,750)

OIL AND NATURAL GAS:
REVENUES:
  Revenues 		37,400	27,189	124,553	100,030
  Intersegment revenues		      80	      76	    272	     409
	37,480	27,265	124,825	100,439
EXPENSES:
  Operations and maintenance		23,603	17,384	76,975	60,526
  Selling, general and
    administrative		2,673	2,509	10,152	9,320
  Taxes other than income taxes		557	348	2,931	2,334
  Depreciation, depletion and
    amortization		4,254	3,959	17,080	17,569
  Writedowns of long-lived assets		        	  19,194	        	  19,194
	  31,087	  43,394	 107,138	 108,943

  INCOME (LOSS) FROM OIL AND NATURAL
     GAS OPERATIONS		6,393	 (16,129)	17,687	(8,504)

INDEPENDENT POWER:
REVENUES:
  Revenues		18,549	19,614	75,322	79,095
  Earnings from unconsolidated
    Investments		12,183	1,543	21,174	2,622
  Intersegment Revenues		     692	     87	   1,426	     796
	31,424	21,244	97,922	82,513
EXPENSES:
  Operations and maintenance		16,413	17,744	64,274	68,300
  Selling, general and
    administrative		1,418	1,092	5,223	3,557
  Taxes other than income taxes		421	337	1,783	1,831
  Depreciation, depletion and
    amortization		    1,384	     958	   3,793	   3,176
	   19,636	  20,131	  75,073	  76,864
INCOME FROM INDEPENDENT
  POWER OPERATIONS		$  11,788	$  1,113	$ 22,849	$  5,649




	Exhibit 99c

PRELIMINARY NON-UTILITY OPERATIONS (continued)


	  Quarter Ended   	    Year Ended
	   December 31,   	   December 31,
	  1996  	  1995	  1996	  1995
	         Thousands of Dollars

TELECOMMUNICATIONS:

REVENUES:
  Revenues		$  8,172	$  6,553	$ 27,341	$ 23,247
  Intersegment Revenues		     137	     131	     433	     377
	8,309	6,684	27,774	23,624

EXPENSES:
  Operations and maintenance		5,347	4,106	18,316	15,520
  Selling, general and
    administrative		1,487	1,264	5,499	4,688
  Taxes other than income taxes		120	98	392	343
  Depreciation, depletion and
    amortization		     238	     218	     911	     803
	   7,192	   5,686	  25,118	  21,354

  INCOME FROM TELECOMMUNICATIONS
    OPERATIONS		1,117	998	2,656	2,270

OTHER OPERATIONS:

REVENUES:
  Revenues		254	721	1,185	2,647
  Intersegment revenues		    204	    197	    782	    699
	458	918	1,967	3,346
EXPENSES:
  Operations and maintenance		337	414	1,206	1,607
  Selling, general and
    administrative		16	662	1,569	849
  Depreciation, depletion and
    amortization		     172	     266	     679	     942
	     525	   1,342	   3,454	   3,398

  INCOME (LOSS) FROM OTHER OPERATIONS		(67)	(424)	(1,487)	(52)

INTEREST EXPENSE AND OTHER INCOME:
  Interest		1,302	715	4,810	4,494
  Other (income) deductions - net		  (1,489)	  (3,588)	  (6,193)	 (10,155)
	    (187)	  (2,873)	  (1,383)	  (5,661)

INCOME (LOSS) BEFORE INCOME TAXES		32,458	(56,394)	74,669	 (38,726)

INCOME TAXES		  13,432	 (23,074)	  25,288	 (22,473)

NON-UTILITY NET INCOME (LOSS)		$ 19,026	$(33,320)	$ 49,381	$(16,253)



SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


		     THE MONTANA POWER COMPANY
		            (Registrant)


		By /s/ J. P. Pederson
		J. P. Pederson
		Vice President and Chief Financial
		  and Information Officer

Dated:  January 28, 1997











9